Victory Funds

Victory NewBridge Large Cap Growth Fund

Supplement dated August 30, 2017

to the Summary Prospectus dated March 1, 2017 (“Summary Prospectus”)

The following sentence relating to Class A shares is added after the first sentence in footnote 3 to the Annual Fund Operating Expenses table appearing on Page 1 of the Summary Prospectus, effective as of September 1, 2017:

In addition, the Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) of Class A shares do not exceed 1.36% until at least February 28, 2019.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.